Accumulated Other Comprehensive Income (Loss) (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Accumulated Other Comprehensive Income [Line Items]
Interest rate swap agreements, net of taxes of $3.7 million for 2012 and $2.1 million for 2011	$ (6,135)	$ (3,500)
Cumulative foreign currency translation adjustments	480	1,795
Pension liability adjustments, net of taxes of $1.8 million for 2012 and $1.0 million for 2011	(2,396)	(1,572)
Total	$ (8,051)	$ (3,277)